EXHIBIT 10.45
                              CONSULTING AGREEMENT

      THIS CONSULTING AGREEMENT (THE "AGREEMENT) IS MADE AND ENTERED INTO AS OF OCTOBER 24, 2003 ("EFFECTIVE DATE") BY AND BETWEEN ORAGENICS, INC., LOCATED AT 12085 RESEARCH DRIVE, ALACHUA, FL 32165 ("ORAGENICS"), AND HEALTH DECISIONS, INC., WITH OFFICES AT 6350 QUADRANGLE DRIVE, SUITE 300, CHAPEL HILL NORTH CAROLINA, ("HEALTH DECISIONS").

      THE PARTIES AGREE AS FOLLOWS:

      1. SERVICES. HEALTH DECISIONS SHALL PERFORM CONSULTING AND RESEARCH THE SERVICES AS DIRECTED BY ORAGENICS IN THE DEVELOPMENT OF ORAGENICS PROPRIETARY PRODUCTS. HEALTH DECISIONS SHALL COMPLY WITH THE STATUTES, RULES, REGULATIONS AND ORDERS OF ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL AUTHORITY, APPLICABLE TO THE PERFORMANCE OF THE SERVICES.

      2. TERMS OF ENGAGEMENT.

            2.1 DEFINITIONS. FOR PURPOSES OF THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

                  (A) "ACCRUED EXPENSES" SHALL MEAN OUT-OF-POCKET EXPENSES REIMBURSABLE UNDER SECTION 3.2, TO THE EXTENT UNPAID OR UNREIMBURSED ON THE DATE OF TERMINATION.
                  (B) "AFFILIATE" SHALL MEAN A COMPANY OR OTHER ENTITY, WHICH DIRECTLY OR INDIRECTLY CONTROLS, IS CONTROLLED BY OR IS UNDER THE COMMON CONTROL OF A PARTY TO THIS AGREEMENT. FOR THE PURPOSES OF THIS AGREEMENT, THE WORD "CONTROL" SHALL MEAN THE POWER TO VOTE ON OR DIRECT THE AFFAIRS OF SUCH COMPANY OR ENTITY BY REASON OF OWNERSHIP OR CONTROL OF MORE THAN HALF THE VOTING STOCK OR MANAGEMENT OR CONTROL BY AGREEMENT.

                  (C) "CONFIDENTIAL INFORMATION' IS ALL INFORMATION RELATED TO ANY ASPECT OF ORAGENICS' BUSINESS WHICH IS EITHER INFORMATION NOT KNOWN BY ACTUAL OR POTENTIAL COMPETITORS OF ORAGENICS OR IS PROPRIETARY INFORMATION OF ORAGENICS, WHETHER OF A TECHNICAL NATURE OR OTHERWISE. CONFIDENTIAL INFORMATION IS TO BE BROADLY DEFINED AND INCLUDES BUT IS NOT LIMITED TO PRODUCTS, INVENTIONS, INNOVATIONS, IDEAS, DISCOVERIES, DISCLOSURES, DESIGNS, METHODS, FORMULAS, PATTERNS, COMPILATIONS, SOFTWARE, DATABASES, PROGRAMS, TRADE SECRETS, WORKS OF AUTHORSHIP, DEVELOPMENTAL OR EXPERIMENTAL WORK, SYSTEMS, DEVICES, PROCESSES, TECHNIQUES, IMPROVEMENTS, KNOW-HOW, LICENSES, DATA, BIOLOGICAL OR CHEMICAL MATERIALS, REAGENTS, GENE SEQUENCES, CELL LINES, ASSAYS, ALGORITHMS, DATA TESTS, PATENTS, PATENT APPLICATIONS, TRADEMARKS, INTELLECTUAL PROPERTIES, INSTRUMENTS, MATERIALS, PRODUCTS, PATTERNS, COMPILATIONS, PROGRAMS, TECHNIQUES, SEQUENCES, DESIGNS, RESEARCH OR DEVELOPMENT ACTIVITIES AND PLANS, SPECIFICATIONS, COMPUTER PROGRAMS, MODELS, RESULTS, ANALYSES, COSTS OF PRODUCTION, PRICES, BUDGETS, FINANCIAL INFORMATION AND FORECASTS, PRODUCT PLANS, MARKETING PLANS AND STRATEGIES, VOLUME OF SALES, PROMOTIONAL METHODS, AGREEMENTS AND LISTS OF NAMES OR CLASSES OF CUSTOMERS OR PERSONNEL, AND LISTS OF SUPPLIERS, BUSINESS PLANS, BUSINESS OPPORTUNITIES, OR FINANCIAL STATEMENTS.


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            2.2 INDEPENDENT CONTRACTOR. THE PARTIES HERETO UNDERSTAND AND AGREE
THAT HEALTH DECISIONS IS AN INDEPENDENT CONTRACTOR OF ORAGENICS, AND EMPLOYEES OF HEALTH DECISIONS SHALL NOT BE CONSIDERED EMPLOYEES OF ORAGENICS FOR ANY PURPOSE. HEALTH DECISIONS HAS NO AUTHORITY TO OBLIGATE OR BIND ORAGENICS BY CONTRACT OR OTHERWISE. HEALTH DECISIONS' EMPLOYEES WILL NOT BE ELIGIBLE FOR ANY EMPLOYEE BENEFITS FROM ORAGENICS. CONSULTANT ASSUMES FULL RESPONSIBILITY FOR AND AGREES TO PAY ALL CONTRIBUTIONS AND TAXES PAYABLE TO ANY JURISDICTION, INCLUDING, WITHOUT LIMITATION, UNDER FEDERAL AND STATE SOCIAL SECURITY ACTS, WORKERS' COMPENSATION LAWS, UNEMPLOYMENT COMPENSATION LAWS AND INCOME TAX LAWS, RELATED TO ALL AMOUNTS PAID BY ORAGENICS PURSUANT TO THE TERMS OF THIS AGREEMENT.

            2.3 TERM OF SERVICE. UNLESS SOONER TERMINATED AS PROVIDED HEREIN, THIS AGREEMENT SHALL CONTINUE UNTIL COMPLETION OF THE SERVICES TO ORAGENICS' SATISFACTION, WHICH SHALL NOT BE UNREASONABLY WITHHELD.

            2.4 TERMINATION OF AGREEMENT. EITHER PARTY MAY TERMINATE THIS AGREEMENT WITHOUT CAUSE

            2.5 EFFECT OF TERMINATION. UPON TERMINATION OF THIS AGREEMENT, ORAGENICS SHALL PAY HEALTH DECISIONS' ACCRUED EXPENSES AND AMOUNTS DUE FOR SERVICES PERFORMED PRIOR TO THE EFFECTIVE DATE OF TERMINATION, IF ANY.

     3.    COMPENSATION AND EXPENSES.

            3.1 COMPENSATION PAYMENT FOR SERVICES SHALL BE MADE ACCORDING TO THE FEES SHOWN ON EXHIBIT A HERETO WITHIN 30 DAYS AFTER RECEIPT BY ORAGENICS OF AN ITEMIZED INVOICE FROM CONSULTANT, UNLESS SUCH INVOICE IS DISPUTED IN GOOD FAITH BY ORAGENICS.

            3.2 Expense Reimbursement. ORAGENICS AGREES TO REIMBURSE HEALTH DECISIONS FOR ALL REASONABLE, ORDINARY AND NECESSARY OUT-OF-POCKET TRAVEL AND OTHER EXPENSES INCURRED BY HEALTH DECISIONS AS A RESULT OF PERFORMING THE SERVICES. ORAGENICS WILL REIMBURSE SUCH EXPENSES WITHIN 30 DAYS AFTER CONSULTANT HAS PROVIDED ORAGENICS WITH AN INVOICE AND DOCUMENTATION OF EXPENSES.

            3.3 LATE CHARGES. ANY AMOUNTS PAYABLE UNDER THIS AGREEMENT AND NOT PAID WITHIN 30 DAYS OF THE APPLICABLE PAYMENT DUE DATE SHALL BE SUBJECT TO A LATE CHARGE EQUAL TO THE LESSER OF 1 % PER MONTH OR THE HIGHEST RATE PERMITTED BY APPLICABLE LAW; PROVIDED, HOWEVER, THAT A LATE CHARGE SHALL NOT BE REQUIRED ON ANY PAYMENT WITHHELD PENDING THE RESOLUTION OF A GOOD FAITH DISPUTE.

     4.    CONFIDENTIALITY OBLIGATION.

              4.1 HEALTH DECISIONS WILL HOLD ALL COMPANY CONFIDENTIAL INFORMATION IN CONFIDENCE AND WILL NOT DISCLOSE, USE, COPY, PUBLISH, SUMMARIZE, OR REMOVE FROM THE PREMISES OF ORAGENICS ANY CONFIDENTIAL INFORMATION, EXCEPT AS NECESSARY TO PERFORM THE SERVICES. HEALTH DECISIONS AGREES THAT ACCESS TO CONFIDENTIAL INFORMATION WILL BE LIMITED TO THOSE EMPLOYEES OR OTHER AUTHORIZED

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REPRESENTATIVES OF HEALTH DECISIONS WHO NEED TO KNOW SUCH CONFIDENTIAL
INFORMATION IN ORDER TO PERFORM THE SERVICES.

            4.2 CONFIDENTIAL INFORMATION SUBJECT TO SECTION 4.1 DOES NOT INCLUDE INFORMATION THAT: (I) IS OR LATER BECOMES AVAILABLE TO THE PUBLIC THROUGH NO BREACH OF THIS AGREEMENT BY HEALTH DECISIONS; (II) IS OBTAINED BY HEALTH DECISIONS FROM A THIRD PARTY WHO HAD THE LEGAL RIGHT TO DISCLOSE THE INFORMATION TO HEALTH DECISIONS; (III) IS ALREADY IN THE POSSESSION OF HEALTH DECISIONS ON THE DATE THIS AGREEMENT BECOMES EFFECTIVE; OR (IV) WAS DEVELOPED BY HEALTH DECISIONS INDEPENDENT OF THE PERFORMANCE OF THE SERVICES AND COMPANY'S CONFIDENTIAL INFORMATION. IN THE EVENT HEALTH DECISIONS IS REQUIRED BY LAW, GOVERNMENT REGULATION OR COURT ORDER TO DISCLOSE CONFIDENTIAL INFORMATION, HEALTH DECISIONS SHALL PROVIDE PROMPT WRITTEN NOTICE TO ORAGENICS IN ORDER TO PERMIT ORAGENICS THE MAXIMUM TIME IN ORDER TO OBTAIN PROTECTIVE OR CONFIDENTIAL TREATMENT OF THE CONFIDENTIAL INFORMATION PRIOR TO DISCLOSURE.

      S. INFORMATION OF OTHERS. HEALTH DECISIONS WILL SAFEGUARD AND KEEP CONFIDENTIAL THE PROPRIETARY INFORMATION OF CUSTOMERS, VENDORS, CONSULTANTS, AND OTHER PARTIES WITH WHICH ORAGENICS DOES BUSINESS TO THE SAME EXTENT AS IF IT WERE COMPANY CONFIDENTIAL INFORMATION. HEALTH DECISIONS WILL NOT USE OR DISCLOSE TO ORAGENICS ANY CONFIDENTIAL, TRADE SECRET, OR OTHER PROPRIETARY INFORMATION OR MATERIAL OF ANY PREVIOUS EMPLOYER OR OTHER PERSON, AND WILL NOT BRING ONTO ORAGENICS' PREMISES ANY UNPUBLISHED DOCUMENT OR ANY OTHER PROPERTY BELONGING TO ANY FORMER OR CURRENT EMPLOYER WITHOUT THE WRITTEN CONSENT OF THAT FORMER OR CURRENT EMPLOYER.

      6. REPRESENTATIONS AND WARRANTIES OF HEALTH DECISIONS. HEALTH DECISIONS REPRESENTS AND WARRANTS THAT THE RESULTS OF THE SERVICES ("WORK PRODUCF WILL BE THE SOLE PRODUCT OF HEALTH DECISIONS' OWN EFFORTS; THAT HEALTH DECISIONS IS AND SHALL BE THE SOLE AND EXCLUSIVE OWNER OF ALL RIGHTS IN SUCH WORK PRODUCT, AND HAVE THE UNRESTRICTED RIGHT TO ASSIGN HEALTH DECISIONS' RIGHTS WITH RESPECT TO SUCH WORK PRODUCT TO ORAGENICS; AND THAT THE USE AND DISCLOSURE OF SUCH WORK PRODUCT BY HEALTH DECISIONS TO ORAGENICS WILL NOT INFRINGE UPON OR VIOLATE ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHT OF ANY THIRD PARTY, INCLUDING WITHOUT LIMITATION HEALTH DECISIONS' FORMER OR CURRENT EMPLOYERS.

      7. INDEMNIFICATION. HEALTH DECISIONS AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS ORAGENICS AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL THIRD PARTY CLAIMS, LOSSES, LIABILITIES, DAMAGES, EXPENSES AND COSTS (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS OF LITIGATION REGARDLESS OF OUTCOME) WHICH RESULT FROM ANY BREACH OR ALLEGED BREACH BY HEALTH DECISIONS OF ANY PROVISION CONTAINED IN THIS AGREEMENT.


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      8. ORAGENICS AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS HEALTH
DECISIONS AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL THIRD PARTY CLAIMS, LOSSES, LIABILITIES, DAMAGES, EXPENSES AND COSTS (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS OF LITIGATION REGARDLESS OF OUTCOME) WHICH RESULT FROM ANY BREACH OR ALLEGED BREACH BY ORAGENICS OF ANY PROVISION CONTAINED IN THE AGREEMENT.

      9. MISCELLANEOUS.

            9.1 WAIVER. THE WAIVER OF THE BREACH OF ANY PROVISION OF THIS AGREEMENT SHALL NOT OPERATE OR BE CONSTRUED AS A WAIVER OF ANY SUBSEQUENT BREACH OF THE SAME OR OTHER PROVISION HEREOF.

            9.2 NOTICES. ALL NOTICES AND OTHER COMMUNICATIONS UNDER THIS AGREEMENT SHALL BE IN WRITING AND SHALL BE GIVEN BY PERSONAL OR COURIER DELIVERY OR FACSIMILE, AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN UPON RECEIPT IF PERSONALLY DELIVERED OR DELIVERED BY COURIER, OR ON THE DATE OF TRANSMISSION IF TRANSMITTED BY FACSIMILE, TO THE ADDRESSES OF ORAGENICS AND HEALTH DECISIONS CONTAINED IN THE RECORDS OF ORAGENICS AT THE TIME OF SUCH NOTICE. ANY PARTY MAY CHANGE SUCH PARTY'S ADDRESS FOR NOTICES BY NOTICE DULY GIVEN PURSUANT TO THIS
SECTION 9.7.

            9.3 Assignment. THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BIND AND INURE TO THE BENEFIT OF THEIR RESPECTIVE SUCCESSORS, HEIRS, EXECUTORS AND ADMINISTRATORS, AS THE CASE MAY BE; PROVIDED, HOWEVER, THAT AS ORAGENICS HAS SPECIFICALLY CONTRACTED FOR THE SERVICES TO BE PROVIDED BY HEALTH DECISIONS HEREUNDER, HEALTH DECISIONS MAY NOT ASSIGN OR DELEGATE HEALTH DECISIONS' OBLIGATIONS UNDER THIS AGREEMENT EITHER IN WHOLE OR IN PART WITHOUT THE PRIOR WRITTEN CONSENT OF ORAGENICS.

            9.4 Headings. THE SECTION HEADINGS USED IN THIS AGREEMENT ARE INTENDED FOR CONVENIENCE OF REFERENCE AND SHALL NOT BY THEMSELVES DETERMINE THE CONSTRUCTION OR INTERPRETATION OF ANY PROVISION OF THIS AGREEMENT.

            9.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA

            9.6 Enforcement. If ANY PORTION of THIS AGREEMENT IS DETERMINED TO BE INVALID OR UNENFORCEABLE, SUCH PORTION SHALL BE ADJUSTED, RATHER THAN VOIDED, TO ACHIEVE THE INTENT of THE PARTIES TO THE EXTENT POSSIBLE, AND THE REMAINDER SHALL BE ENFORCED TO THE MAXIMUM EXTENT POSSIBLE.

            9.7 Modifications. EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN THE EXHIBITS HERETO, THIS AGREEMENT REPRESENTS THE ENTIRE UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, AND THIS AGREEMENT SUPERSEDES ANY AND ALL PRIOR AND CONTEMPORANEOUS UNDERSTANDINGS, AGREEMENTS, PLANS, AND NEGOTIATIONS, WHETHER WRITTEN OR ORAL, WITH RESPECT TO THE SUBJECT MATTER HEREOF, INCLUDING, WITHOUT LIMITATION, ANY UNDERSTANDINGS, AGREEMENTS, OR OBLIGATIONS RESPECTING ANY PAST OR FUTURE COMPENSATION, BONUSES, REIMBURSEMENTS, OR OTHER PAYMENTS TO

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Health Decisions from OraGenics. All modifications to the Agreement must be in writing and signed by each of the parties hereto.


        IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date first written above.

                                 OraGenics, Inc.

By:  /s/ Mento Soponis
---------------------------
(Signature)

                                   Mento Soponis
                                   President and CEO



                                   For Health Decisions, Inc.

                                   /s/ Michael Rosenberg, MD,
                                   MPH President and CEO


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                                    EXHIBIT A

      Daily consulting charges

Role                                                    Daily Rate
----                                                    ----------
Senior development staff
    Principal (MD)                                       $2,200
    Development/Regulatory Director (PhD)                $1,700
    Director, Biometrics (PhD)                           $1,700
Project Staff
    Project Leader                                       $1,000
    Project Manager                                       $ 800
    CRA                                                   $ 550
    Regulatory                                            $ 950
    Biostatistician                                       $ 660
    Physician                                           $1,200.


    Hourly rates are charged at 1/8 of daily rate, rounded to the nearest hour.